Exhibit 99.1

Third Quarter 2017 Investor Presentation NASDAQ: GNBC

Safe Harbor

The following information contains, or may be deemed to contain, "forward-looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995) giving Green Bancorp, Inc.'s ("Green Bancorp") expectations or predictions of future financial or business performance or conditions. Most forward-looking statements contain words that identify them as forward-looking, such as "plan", "seek", "expect", "intend", "estimate", "anticipate", "believe", "project", "opportunity", "target", "goal", "growing", "continue", "positions," "prospects" or "potential," by future conditional verbs such as "will," "would," "should," "could" or "may", or by variations of such words or by similar expressions that relate to future events, as opposed to past or current events, or negatives of such words. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Green Bancorp's current expectation of future events or its future performance and do not relate directly to historical or current events or Green Bancorp's historical or future performance. As such, Green Bancorp's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Green Bancorp cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Green Bancorp undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Green Bancorp cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Green Bancorp's business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein.

In addition to factors previously disclosed in Green Bancorp's reports filed with the SEC and those identified elsewhere in this communication, the following factors among others, could cause actual results to differ materially from forward-looking statements: changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

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Non-GAAP Financial Information

This document includes the presentation of both GAAP (generally accepted accounting principles) and non-GAAP financial measures. Green Bancorp's management uses certain non–GAAP financial measures to evaluate its performance and believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of Green Bancorp's operational results and a meaningful comparison of Green Bancorp's performance between periods. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Green Bancorp may include, but are not limited to, pre-tax pre-provision return on average assets, tangible book value per common share, the tangible common equity to tangible assets ratio, the return on average tangible common equity ratio, allowance for loan losses less allowance for loan losses on acquired loans to total loans excluding acquired loans, and allowance for loan losses plus acquired loans net discount to total loans adjusted for acquired loan net discount. These non-GAAP financial measures do not have any standardized meaning and, therefore, are unlikely to be comparable to similar measures presented by comparable companies. Management may use these non-GAAP financial measures to establish operational goals and, in some cases, for measuring the performance of Green Bancorp. Please refer to the "GAAP to Non-GAAP Reconciliations" in the Annex of this presentation for a reconciliation of non-GAAP financial measures used in this presentation.

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Company Snapshot • • • Headquartered in Houston, Texas Established in 2006 via merger with Redstone Bank; completed IPO in 2014 Focused on commercial and private banking relationships across a variety of industries, predominantly in the “Texas Triangle” Listing Market Capitalization (O ctober 27, 2017) Total Bran ches NASDAQ: GNBC $876 22 Balance Sheet – Quarter Ended September 30, 2017 Total Assets Total Loans Held f or Investment Total Deposits Tang ible Book Val ue Per Common Share $4,161 $3,072 $3,408 $9.93 Asset Quality – Quarter Ended September 30, 2017 NPAs / Total Assets NCOs / Average Loans 2.23% 0.03% Profitability – Quarter Ended September 30, 2017 ROAA ROATCE Effi ciency Ratio $ i n mi l lions, except per s hare 1.10% 12.74% 50.59% 4 Company Highlights Branch Map Overview

Financial Highlights Post-MARS 5 Financial Metric 2Q17 3Q17 Combined Fully Diluted Earnings Per Share $0.35 $0.31 $0.66 Return on Average Assets (Annualized) 1.26% 1.10% 1.18% Return on Average Tangible Common Equity 15.04% 12.74% 13.89% Efficiency Ratio 47.83% 50.59% 49.21% Net Interest Margin 3.63% 3.65% 3.64% Pre-Tax Pre-Provision Return on Average Assets (Annualized) 2.09% 1.88% 1.99% Growth in Tangible Book Value Per Share $0.40 $0.28 $0.68

Fully Diluted EPS and TBVPS

Earnings Per Share


$1.00
$0.75
$0.50
$0.25
$0.00
-$0.25
$0.61
$0.65
$0.54
$(0.03)
$0.85
FY13
FY14
FY15
FY16
FY17 YTD


$0.50
$0.25
$0.00
-$0.25
-$0.50
$(0.25)
$0.07
$0.19
$0.35
$0.31
3Q16
4Q16
1Q17
2Q17
3Q17

Tangible Book Value Per Share


$10.00
$9.75
$9.50
$9.25
$9.00
$8.75
$9.01
$9.06
$9.25
$9.65
$9.93
3Q16
4Q16
1Q17
2Q17
3Q17

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Investment Highlights • Highly skilled bankers in Houston and Dallas metro areas with capacity to drive growth • Well positioned for growth: core markets of Houston and Dallas rank * in the Top 5 MSAs in the nation • Asset sensitive balance sheet benefits from rising rates • Energy loans (including HFS) represent 2.8% of total loans as of September 30, 2017 with E&P only 0.9% • Track record of successful strategic acquisitions, proactive management of energy exposure and building (*) Repres ents Houston a nd Dallas rank a mongst the Top 25 l a rgest U.S. MSAs by population 7 Experienced Management Team • Management team with significant experience driving the franchise out origination teams to support growth Proactively Managed Loan Exposure • Meaningfully reduced energy exposure of $277.4 million to $86.3 million over seven quarters • Managed commercial real estate exposure down to within regulatory guidance over three quarters Capable Strategic Acquirer • Track record of disciplined acquisitions and successful integrations • Acquisitions have provided significant strategic benefits and opportunities Strong Core Earnings Profile • Branch light business model delivers efficient funding • 3Q17 net income of $11.4 million, representing an annualized return on average assets of 1.10% vs. 1.26% for 2Q17 Attractive Core Markets • Attractive commercial footprint supported by deposit base that is nearly entirely held in Texas for both estimated 2018-2023 population growth and in the Top 10 for total MSA deposits Well Positioned for Growth • Scalable platform to support significant organic growth • Significant liquidity and capital to support growth initiatives

Scalable Platform with Attractive Growth Profile

Organic Growth

- Highly productive origination team actively generating loans and serving as the primary point of contact for our customers
  - Private and business bankers focus on emerging, affluent and small business customers
  - Commercial and specialty bankers focus on C&I, real estate, mortgage warehouse and SBA loans
- Continue to drive increased productivity of existing bankers

Banking Staff (as of September 30, 2017)



Private Banker - 3
Business Banker - 12
Commercial Banker - 33
Specialty Banker - 13
Deposit Relationship Manager - 21
4%
15%
40%
16%
25%

Strategic Acquisitions

- Strategic M&A has been an important growth driver
- Disciplined acquisition strategy to supplement organic growth
- Since 2010:
  - Completed 5 transactions
    - 3 whole-bank, 2 branch
  - Acquired $1.4bn in loans
  - Acquired $1.8bn in deposits

Total Loans



'12-16 CAGR: 27%
'12-'16 Organic CAGR: 11%
$1,205
$26
$1,179
$1,359
$1,359
$1,799
$251
$1,548
$3,131
$1,081
$2,050
$3,098
$3,098
$3,012
$3,012
$3,123
$3,123
$3,072
$3,072
2012
2013
2014
2015
2016
1Q17
2Q17
3Q17
Total Loans
Acquired in Period

Total Deposits



'12-'16 CAGR: 24%
'12-'16 Organic CAGR: 9%
$1,461
$44
$1,417
$1,447
$1,447
$1,846
$270
$1,576
$3,101
$1,103
$1,998
$3,375
$3,375
$3,416
$3,416
$3,360
$3,360
$3,408
$3,408
2012
2013
2014
2015
2016
1Q17
2Q17
3Q17
Total Deposits
Acquired in Period

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Well Positioned in Attractive Texas Markets

Overview

- Texas remains one of the more attractive states in the U.S. from a demographic and commercial opportunity perspective:
  - Population growth expected to double U.S. average
  - If Texas were a sovereign nation, it would be the world's 12th largest economy (ahead of Australia and just behind Canada)
  - Pro-business environment with no state income taxes
  - 44 of the 51 Fortune 500 companies headquartered in Texas are located near either Houston or Dallas
  - Texas is the #1 exporter in the nation, exporting $232 billion in goods in 2016
  - Third largest share of domestic travel revenue generating $67.5 billion
- Crude oil prices have recovered since their recent low in 1Q16, driving stabilization in the production market:

Oil Rig Count	Current	1-Year Ago	% Change
Texas	451	245	+84%
United States	940	522	+80%

Source: Baker Hughes; oil rig count data as of September 30, 2017 (Note: figures include land, inland waters and offshore), Texas Office of the Governor (Economic Development and Tourism)

Favorable Demographics

	MSA Deposits ($ in billions) (Top 25 Rank [1])	2018-2023 Pop. Growth (Top 25 Rank [1])	2018-2023 HHI Growth (Top 25 Rank [1])
Houston, TX	$ 241 (#6)	8.3% (#1)	7.7% (#24)
Dallas, TX	$ 265 (#7)	7.7% (#4)	9.8% (#16)
Texas	$ 818	7.1%	9.5%
United States	**$ 11,781**	**3.5%**	**8.9%**

Source: Federal Deposit Insurance Corporation; S&P Global Market Intelligence (Demographic data as of September 30, 2017, [1] Represents Houston and Dallas rank amongst the Top 25 largest U.S. MSAs by population)

Continued Strengthening of Texas Economy


350
320
290
260
230
200
Texas Business Cycle Index
315.3
Sep-07
Sep-09
Sep-11
Sep-13
Sep-15
Sep-17

Source: Federal Reserve Bank of Dallas

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Well Positioned in Attractive Texas Markets • 5th most populous MSA in the U.S. (6.9 million residents) • 3rd most headquartered location for Fortune 500 companies • Largest export market in the U.S., with a diverse economy • 4th most populous MSA in the U.S. (7.3 million residents) • 4th most headquartered location for Fortune 500 companies • Experienced the largest year-over-year percentage increase in employment among MSAs for 2016 Houston Employment Dallas Real GDP Construction 7.0% $ 434 bn Other 12.3% Trade, Transportation, & Utilities Professi Servic 15.2 Edu. & Health Svcs. 12.9% al Leisure & Hospitality 10.6% Manufacturing 7.7% Govt. 2016 2021 Branches Bankers De posits Other 6% Other 4% Other 14% Dallas 39% Dallas 40% Houston 50% Houston 54% Houston 57% Dallas 36% Total Branches: 22 Total Bankers: 84 Total Deposits: $3,408 $ i n mi l lions, Source: BEA, Federa l Deposit I nsurance Corporation, Perryman Group, Texas Workforce Commission, Greater Houston Partnership 10 Regional Distribution as of September 30, 2017 $ 353 bn Dallas Houston

Loan Portfolio Overview • $ 3,123 Commercial-focused loan portfolio with over 97% of the loan portfolio focused on non-energy loans $ 3,098 $ 3,072 $ 3,048 $ 3,012 • In-footprint focus with portfolio primarily distributed across Houston 55% and Dallas 21% • % Diversified loan portfolio with no concentration to any single industry in excess of 10% of total loans • • Only 4.2% of the loan portfolio is classified 3Q16 C&I (ex. Energy) 4Q16 1Q17 Energy Constr. and Dev. 2Q17 3Q17 Owner Occ. CRE Consumer & Other Large number of lending relationships with no significant borrower concentration Non-Owner Occ. CRE By Class Loan Repricing By Regional Distribution* Other 7% Remaining TX, 9% Dallas 21% Acquired 19% Fixed Rate 20% Central TX, 8% Rate Reset in Eligible for Rate Reset in 4Q17 69% 1Q18 or Later 11% Originated 81% Houston 55% 11 Loan Portfolio Detail as of September 30, 2017 8% 4% 8% 8% 2% 9% 2 3% 8% 3% 8% 9% 35% 37% 36% 36% 37% 13% 13% 14% 13% 13% 35% 34% 31% 29% 31 % Loan Portfolio Composition Highlights

Investment Portfolio Overview • 3Q17 buildup of cash combined with securities runoff resulted in a lower concentration of securities —Securities decreased to $708 million at September 30, 2017 from $719 million at June 30, 2017 —Securities comprised 80% of total cash and securities at September 30, 2017, down from 84% at June 30, 2017 Average yield of securities portfolio was 2.42% for 3Q17 vs. 2.32% for 2Q17 Securities² Cash • Sector Allocation Coupon Type Muni. 1% Tax-free Corp. <1% Adj. 15% SBA 15% MBS 48% CMO 36% Fixed 85% 3Q16 4Q16 1Q17 2Q17 3Q17 16% 17% 21% 20% 21% % of Assets $ i n mi l lions, (*) denotes portfolio distribution based on i nvestment portfolio pa r value as of September 30, 2017, 2 denotes s ecurities excl. other investments 12 Cash & Sec. Portfolio Distribution * $ 632 $ 699 $ 845 $ 854 $ 887 20% 16% 30% 84% 80% 56% 50% 70% 44% 50 % Total Cash & Securities Highlights

Deposits & Liquidity • $ 3,416 $ 3,408 $ 3,375 $ 3,360 $ 3,316 Deposits comprised ~81% of overall funding at September 30, 2017 — Total deposits increased by $48 million or 1.4% during 3Q17, to $3.4 billion — Cost of deposits was 0.77% in 3Q17 compared to 0.72% in 2Q17 Loan to deposit ratio was 90.1% at September 30, 2017 and is below our targeted level Noninterest-bearing deposits increased slightly and comprised 20% of deposits as of September 30, 2017 42% 6% 5% • 3Q16 4Q16 1Q17 2Q17 3Q17 • Noninterest-bearing MMDA and savings Interest-bearing transaction Certificates and other time $4,132 $4,132 101.0% 100% 81% 97.5% Deposit 93.9% 92.9% 91.8% Funded 90.1% 88.2% 82.4% Sources of Funds Uses of Funds Equity Noninterest-bearing Other Interest-bearing Loans Securities Other 2012 2013 2014 2015 2016 1Q17 2Q17 3Q17 $ i n mi l lions, (*) represents the 3Q17 mi x of funding sources a nd the a verage a ssets i n which those funds a re invested as a percentage of a verage total a ssets 13 16% 7% 65% 11% 8% 17% 74% Loans / Deposits Ratio Funding Profile * 40% 5% 38% 6% 40% 6% 39% 35% 35% 35% 33% 34% 21% 19% 19% 20% 20% Deposit Composition Highlights

Impact From Hurricane Harvey • Identified $1.9 billion of loans located in Texas counties within the FEMA Disaster Declaration area for Hurricane Harvey Portfolio bankers completed detailed loan-by-loan impact assessments after the storm Impact assessments have been completed for approximately 97% of loans in the affected counties, in addition to all loans with balances greater than $1 million No specific losses have been identified to date Following the initial assessments of potential credit impact, Green Bank accrued $1 million of incremental provision for credit losses related to Hurricane Harvey • • • • Not Yet Reviewed 3% Moderate Impact 5% No Impact 78% 14% 14 Initial Impact Assessment for $1.9 Billion of GNBC Loans Within FEMA Disaster Declaration Area

Asset Quality • Nonperforming assets (NPAs) totaled $92.6 million or 2.23% of period end total assets at September 30, 2017 compared to $75.5 million or 1.80% of period end total assets at June 30, 2017 Allowance for loan losses was 1.09% of total loans at September 30, 2017, and the allowance for loan losses plus the acquired loan net discount to total loans adjusted for the acquired loan net discount was 1.25% Provision expense for the third quarter of 2017 was $2.3 million, $1.0 million of which was related to the potential impact from Hurricane Harvey • • 3.31% 1.18% 2.23% 1.09% 1.06% 1.02% 1.80% 0.85% 3Q16 4Q16 1Q17 2Q17 NPAs / Total Assets 3Q17 3Q16 4Q16 1Q17 2Q17 3Q17 NPLs / Total Loans (*) Ba s ed on percentage of tota l gross l oans held for investment 15 3.36% 2.64% 2.15% 2.86% 3.05% 2.52% 2.33% Allowance for Loan Losses Ratio * Asset Quality

Overview of Energy Portfolio Progress • On April 28, 2016 the Company announced its intent to exit energy lending with $277.4 million of energy loans, the primary objective was to de-risk the loan portfolio, reduce balance sheet volatility and position the company for normalized earnings and growth The company’s total energy exposure stood at $70.8 million or 2.3% of total loans as of September 30, 2017 (excluding $15.5 million of energy production loans held for sale), comprised of $12.1 million in energy production and $58.7 million in oilfield services loans • − The $70.8 million of energy loans held for investment are being carried at 77.3% of outstanding customer principal balance The $15.5 million of energy loans held for sale are being carried at 85.4% of outstanding customer principal balance − $ 111.2 $ 110.0 $ 12.1 $ 12 1Q16 2Q16 (inc. HFS) 3Q16 (inc. HFS) 4Q16 (inc. HFS) 1Q17 (inc. HFS) 2Q17 (inc. HFS) 3Q17 (inc. HFS) HFS 3Q17 (excl. HFS) Energy Production Oi lfield Services Held for Sale $ i n mi l lions 16 $ 277.4 $ 249.7 $ 166.2 $ 139.7$ 168.6 $ 119.5 $ 103.8 $ 93.7$ 87.2$ 86.3 $ 81.5 $ 62.2 $ 58.7$ 58.7 $ 64.8$ 38.0$ 31.5$ 28.5 $ 27.6 $ 15.5$ 70.8 $ 59$ 58.7 Energy Portfolio Resolution History

Performance Metrics 2.5% 2.0% 1.5% 1.0% 0.5% 0.0% -0.5% -1.0% -1.5% 20% 15% 10% 5% 0% -5% -10% -15% 1.26% 1.10% 25)% 3Q16 3Q16 4Q16 1Q17 2Q17 PTPP * 3Q17 4Q16 1Q17 Reported 2Q17 3Q17 Reported 75% 70% 65% 60% 55% 50% 45% 4.00% 3.75% 3.50% 3.25% 3Q16 4Q16 1Q17 Reported 2Q17 3Q17 3Q16 4Q16 1Q17 Reported 2Q17 3Q17 (*) Repres ents pre-tax pre-provision return on a verage a ssets, a non-GAAP mea sure used by ma nagement to eva l uate the Compa ny’s financial performance 17 3.62% 3.63% 3.65% 3.47% 3.40% 61.92% 60.99% 54.64% 50.59% 47.83% Net Interest Margin Efficiency Ratio 1.75%2.09% 1.88% 1.47%1.34% 0.73% 0.25% (0.92)% 15.04% 12.74% 8.91% 3.35% (10. ROATCE ROAA

Net Interest Income & Net Interest Margin $40 5.50% • NIM increased 2 basis points to 3.65% in 3Q17 Loan yields increased by 9 basis points in 3Q17 driven by the Fed’s rate increase in June, which was partially offset by: $35 5.00% 2% • 6% $30% 4.50% – The impact of higher non-accruals and related accrual interest reversals An unfavorable mix shift in earning assets as the growth in earning assets was all in categories other than loans Higher cost of funds reflecting a deposit cost beta of ~20% $25 29% – 4.00% $20 3.65% .63% % 3.50% – $15 .47% % • Cost of deposits including noninterest-bearing was 0.77%, up 5 basis points compared to the prior quarter $10 3.00% 3Q16 4Q16 1Q17 2Q17 3Q17 Loan Yield excl. Fees (R) NII (L) NIM (R) Loan Yield (R) $ i n mi l lions 18 Net Interest Income Net Interest Margin $36.3 $35.3 5.1 4.6 1% 9% $33.7 5.0 4. 59% 4 3 .77 4.2 .62 $32.2 $32.6 4.8 4. 42% 3 0% 3 4.71 4. .40% 3 Highlights

Noninterest Income Customer Service Fees Loan Fees Gain on sale of guaranteed portion of loans, net Other $6 $5 $4 $3 $2 $1 $0 3Q16 4Q16 * 1Q17 * 2Q17 * 3Q17 * (*) Excl uding net l oss on the s a le of held-for-sale l oans of $1.4 million i n 4Q16 and $0.1 million in 1Q17, net ga in on hel d-for-sale l oans of $0.2 mi llion and net ga i n on the s ale of a vailable-for-sale s ecurities of $0.3 million in 2Q17, i n addition to net l oss on held-for-sale loans of $1.3 million a nd net l oss on the s a l e of a vailable-for-sale s ecurities of $0.3 million i n 3Q17 $ i n mi l lions 19 $5.6 $4.1 10.8% $5.2$5.0 19.3% 34.2% 9.5% 26.0% 16.9% 19.4% $3.6 20.2% 21.3% 23.7% 17.4% 14.8% 10.5% 20.8% 19.7 47.1% 42.4% 40.2% 48.6% 37.2%

Noninterest Expense Salaries and Employee Benefits Occupancy Professional & Regulatory Fees Other $25 $20.1 $19.6 $20 $15 $10 $5 $0 3Q16 4Q16 1Q17 2Q17 3Q17 61.9% 61.0% 54.6% 47.8% 50.6% Ratio $ i n mi l lions 20 Efficiency $23.4 30.3% $21.0$20.8 22.3% 19.4% 15.8% 15.4% 11.5% 11.6% 9.7% 9.3% 11.6% 10.4% 9.6% 10.4% 9.4% 9.8% 64.5% 59.5% 62.2% 51.0% 56.3%

Capital Position Ho lding Company Bank Capital Adequ acy Level * 12.9% 12.6% 10.5% 9.5% % CET1 Tier 1 RBC Total RBC T1 Leverage (*) denotes ful ly phased-in capital a dequacy to ta ke effect on Ja nuary 1, 2019, the Ba s el I II Capital Rules will require GNBC to ma intain a n additional capital cons ervation buffer of 2.5% CET1, effecti vel y resulting i n minimum ratios of 7.0% CET1, 8.5% Ti er 1, 10.5% Tota l RBC and 4.0% mi nimum leverage ratio $ i n mi l lions 21 Capital$371.1$407.8$384.3$407.8$451.6$435.3$384.3$407.8 11.8%11.8% 10.1% 10.6% 11.0% 8.5% 7.0% 4.0

Proven Track Record as a Strategic Acquirer • Selective use of strategic acquisitions to augment growth Focused on well-managed banks in our target markets with: Date Target Value Loans Deposits Branches October 2015 Patriot $ 139 $ 1,081 $ 1,103 9 • — — — — — Favorable market share Low-cost deposit funding Compelling fee income generating business Growth potential Other unique attractive characteristics May 2012 Opportunity $ 10 $ 26 $ 44 1 • Key metrics used when evaluating acquisitions: October 2010 La Jolla / One West — — $ 188 1 — — — EPS accretion / (dilution) TBVPS earn-back IRR • • Reputation as an experienced acquirer Maintain discipline in pricing and pursue transactions expected to produce attractive risk adjusted returns 22 December 2006Redstone—$ 85$ 1832 October 2011Main Street—$ 13$ 1683 October 2014SharePlus$ 48$ 251$ 2704 Acquisition History Overview

Experienced Management Team

Name and Title	Qualification Details	Education & Experience
 **Manuel J. Mehos** **CEO,** **Green Bancorp, Inc.** **Chairman,** **Green Bank**	• Former Chairman / CEO / President of Coastal Bancorp, Inc. • Securities Sales at Goldman, Sachs & Co. • CPA at KPMG	• MBA – University of Texas • BBA – University of Texas • 30 years of banking
 **Geoffrey D. Greenwade** **President,** **Green Bancorp, Inc.** **President and CEO,** **Green Bank**	• Wells Fargo — Regional Manager of Business Banking — EVP, Commercial Business Banking • Bank of America — Banking Center President — Lending Manager	• MBA – Baylor University • BBA – Texas A&M University • 32 years of banking
 **Terry S. Earley** **EVP and Chief Financial Officer**	• Yadkin – EVP & CFO • Rocky Mountain Bank – CEO • RBC Bank (USA) – CFO and COO • CPA at KPMG	• BSBA – UNC Chapel Hill • 33 years of banking
 **Donald S. Perschbacher** **EVP and Corporate Chief Credit Officer**	• BBVA Compass Bank – EVP and Credit Risk Executive • Guaranty Bank – Executive VP and Chief Credit Officer • Bank of America – SVP and Senior Approval Officer	• BBA in Finance – Texas A&M University • 32 years of banking

GREEN BANCORP
23

Closing Remarks • • • • Branch-light business model located in attractive major metropolitan markets in Texas Scalable platform to accommodate significant organic growth and enhance profitability Houston market is recovering quickly from the impact of Hurricane Harvey Initiative to reduce CRE exposure to below 300% of regulatory capital is complete, and CRE growth capacity supports expectations for stronger loan production and growth Strong core earnings profile post-MARS, highlighted by strong ROAA of 1.18%, ROATCE of 13.89%, and efficiency ratio of 49.21% Asset sensitive balance sheet is well positioned for rising rates Significant liquidity and capital to support future growth • • • 24

Appendix 25

Pre-Tax Pre-Provision Adjusted Net Income $22 4% $20 $18 3% $16 $14 2% $12 $10 1% $8 $6 0% 3Q16 4Q16 PTPP Adj. Net Income (L) 1Q17 2Q17 3Q17 MARS-Related (L) PTPP ROAA (R) $ i n mi l lions 26 $21.4 2.1% $19.6 1.9% $0.6 $3.1 $17.3 1.8% $2.9 $14.4 1.5% $13.4 1.4%

Commercial Real Estate (CRE) Portfolio Detail Central TX, 10% Remaining TX, 12% Multifamily 24% Retail, 24% Other, 2% Residential Real Estate, 3% Land, 5% Dallas 15% Houston 60% Office 21% Hospitality, 5% Senior Housing, 5% Industrial Warehouse, 13% $1,395 $1,500 $1,389 400% $1,324 $1,300 $1,250 375% ADC 16% $1,000 350% $750 325% $500 300% 35 $40 $250 $37 $37 $38 275% CRE 84% $0 250% 3Q16 4Q16 1Q17 2Q17 3Q17 Total R BC CRE Ratio (*) Centra l TX denotes Austin, Sa n Antonio a nd Sa n Ma rcos $ i n mi l lions, portfolio detail excludes Fa rmland per CRE guidance regulations, though i t is i ncluded in financial reporting 27 36 9% 8 37 3% 2 $1,252 34 5% 3 31 8% 9 28 8% $4 Regulatory CRE/Total Risk Based Capital CRE vs. ADC as of September 30, 2017 By Product as of September 30, 2017 By Regional Distribution as of September 30, 2017*

Financial Guidance – Updated • • • • • • • 4Q 2017 Net Interest Margin in the range of 3.65 – 3.70% * FY 2017 Net Interest Income in the range of $139 – 143 million FY 2017 Provision Expense in the range of $12 – 15 million FY 2017 Noninterest Income in the range of $21 – 23 million ** FY 2017 Noninterest Expense in the range of $80 – 82 million 2017 EPS target in the range of $1.15 – $1.20 * 2018 EPS target in the range of $1.50 – $1.60 *** (*) Ba s ed on a ssumption of one 25 basis point i ncrease to the Fed Funds ta rget ra te i n December 2017 (**) Excl udes loss on held for s ale l oans a nd a vailable for s ale s ecurities (***) Ba s ed on a ssumption of one 25 basis point i ncrease to the Fed Funds ta rget rate i n the fi rst half of 2018 28

Analyst Coverage 29 Firm Analyst Rating Price Target 2017E EPS 2018E EPS Brian Zabora Outperform $25.00 $1.19 $1.51 Brady Gailey Market Perform $24.00 $1.17 $1.50 Brett Rabatin Overweight $26.00 $1.19 $1.52 Brad Milsaps Buy $25.50 $1.19 $1.70 Michael Young Hold $23.00 $1.19 $1.45 Average $24.70 $1.19 $1.54

GAAP to Non-GAAP Reconciliations 30

Reconciliation of Total Shareholders’ Equity to Tangible Common Equity Sep 30, 2017 Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 (Dollars in thousands, except per share data) Tangible Common Equity To ta l s ha re hol de rs ’ e qui ty Adjus tme nts : Go o d will Co re de pos i t i nta ngi bl e s Tangible common equity Co mmo n s ha re s o uts ta ndi ng (1) Book va l u e p e r common s h a re (1) Ta ngi bl e boo k va l ue pe r co mmo n s ha re (1) $ 462,311 $ 451,741 $ 437,288 $ 430,482 $ 426,215 85,291 8,835 85,291 9,215 85,291 9,595 85,291 9,975 85,291 10,356 $ 368,185 $ 357,235 $ 342,402 $ 335,216 $ 330,568 37,096 12.46 9.93 37,035 12.20 9.65 37,015 11.81 9.25 36,988 11.64 9.06 36,683 11.62 9.01 $ $ $ $ $ $ $ $ $ $ 1 Excl udes the di lutive effect of common stock issuable upon exercise of outstanding stock options. The number of exercisable options outsta nding was 467,257 as of September 30, 2017; 465,281 a s of June 30, 2017; 472,653 a s of March 31, 2017; 493,241 a s of December 31, 2016; a nd 792,619 a s of September 30, 2016. 31

Reconciliation of Avg. Tangible Common Equity to Avg. Common Equity and Net Income excl. Amortization of Core Deposit Intangibles, Net of Tax to Net Income

	For the Quarter Ended					For the Nine Months Ended	
	Sep 30, 2017	Jun 30, 2017	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Sep 30, 2017	Sep 30, 2016
				(Dollars in thousands)			
Net income (loss) adjusted for amortization of core deposit intangibles							
Net income (loss)	$ 11,407	$ 12,898	$ 7,212	$ 2,544	$ (8,986)	$ 31,517	$ (3,516)
Adjustments:							
Plus: Amortization of core deposit intangibles	380	380	380	382	402	1,140	1,205
Less: Tax benefit at the statutory rate	133	133	133	134	141	399	422
Net income (loss) adjusted for amortization of core deposit intangibles	$ 11,654	$ 13,145	$ 7,459	$ 2,792	$ (8,725)	$ 32,258	$ (2,733)
Average Tangible Common Equity							
Total average shareholders' equity	$ 457,303	$ 445,334	$ 435,695	$ 427,550	$ 434,620	$ 446,190	$ 439,993
Adjustments:							
Average goodwill	85,291	85,291	85,291	85,291	85,291	85,291	85,290
Average core deposit intangibles	9,065	9,461	9,844	10,223	10,618	9,454	11,018
Average tangible common equity	$ 362,947	$ 350,582	$ 340,560	$ 332,036	$ 338,711	$ 351,445	$ 343,685
Return on Average Tangible Common Equity (Annualized)	12.74 %	15.04 %	8.88 %	3.35 %	(10.25) %	12.27 %	(1.06) %

GREEN BANCORP
32

Reconciliation of Allowance for Loan Losses plus Acquired Loans Net Discount to Total Loans adj. for Acquired Loan Net Discount Sep 30, 2017 Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 (Dollars in thousands) Allowance for loan losses plus acquired loan net discount Allo wan ce fo r lo an lo s s e s at e n d o f p e rio d Pl us : Ne t di s co unt o n a cqui re d l o a ns Total allowance plus acquired loan net discount $ 33,480 5,112 $ 31,991 6,240 $ 31,936 7,314 $ 26,364 9,937 $ 35,911 13,698 $ 38,592 $ 38,231 $ 39,250 $ 36,301 $ 49,609 Total loans adjusted for acquired loan net discount To tal lo an s Pl us : Ne t di s co unt o n a cqui re d l o a ns Total loans adjusted for acquired loan net discount Allowance for loan losses plus acquired loan net discount loans to total loans adjusted for acquired loan net discount $ 3,071,761 5,112 $ 3,123,355 6,240 $ 3,012,275 7,314 $ 3,098,220 9,937 $ 3,047,618 13,698 $ 3,076,873 $ 3,129,595 $ 3,019,589 $ 3,108,157 $ 3,061,316 1.25% 1.22% 1.30% 1.17% 1.62% 33

Reconciliation of Pre-Tax Pre-Provision Return on Avg. Assets For the Nine Months Ended For the Quarter Ended Sep 30, 2017 Jun 30, 2017 Mar 31, 2017 Dec 31, 2016 Sep 30, 2016 Sep 30, 2017 Sep 30, 2016 (Dollars in thousands) Pre-Tax, Pre-Provision Net Income Ne t I n come (l os s ) $ 11,407 5,895 2,300 $ 12,898 6,985 1,510 $ 7,212 3,942 6,145 $ 2,544 1,355 9,500 $ (8,986) (4,831) 28,200 $ 31,517 16,822 9,955 $ (3,516) (1,757) 55,200 Pl us : Pro vi s i o n (be ne fi t) fo r i nco me Plu s : Pro vis io n fo r lo an lo s s e s Total pre-tax, pre-provision net income $ 19,602 $ 21,393 $ 17,299 $ 13,399 $ 14,383 $ 58,294 $ 49,927 Total Average Assets Pre-Tax, Pre-Provision Return on Average Assets (Annualized) $ 4,131,706 $ 4,096,386 $ 4,016,744 $ 3,974,244 $ 3,894,127 $ 4,082,033 $ 3,822,722 1.88% 2.09% 1.75% 1.34% 1.47% 1.91% 1.74% 34